UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: December 16, 2004

(Date of earliest event reported):

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA	1-4928	52-0205520
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

526 South Church Street Charlotte, North Carolina	28202-1904
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and supplements Item 5.02 of the Form 8-K of Duke Energy Corporation filed on August 26, 2004.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In December 2004, the Federal Energy Regulatory Commission approved the election by the registrant’s Board of Directors of Roger Agnelli to serve as director of the registrant until the registrant’s 2005 annual meeting of shareholders. On December 16, 2004, the Board of Directors of the registrant appointed Mr. Agnelli to the Finance and Risk Management Committee and the Compensation Committee of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ Edward M. Marsh, Jr.
Edward M. Marsh, Jr.
Assistant Secretary and Deputy General Counsel

Date: December 21, 2004